Acquisitions, divestment of product rights and out-licensing	12 Months Ended
Dec. 31, 2025
Business Combinations, Asset Acquisitions and Disposals [Abstract]
Acquisitions, divestment of product rights and out-licensing	Acquisitions, divestment of product rights and out-licensing
21.1 Acquisitions of businesses
Fair value of assets and liabilities arising from acquisition of businesses
During 2025, acquisitions of businesses included LumiThera, Inc., Aurion Biotech, Inc., and Cylite Pty Ltd. During 2024, acquisition of a business included BELKIN Vision Ltd. There were no acquisitions of businesses in 2023.
Surgical - Acquisition of LumiThera, Inc.
On September 2, 2025, Alcon closed on a merger agreement and acquired the remaining outstanding equity of LumiThera, resulting in 100% ownership when combined with Alcon's existing investment in LumiThera. LumiThera is a privately held, US-based company that developed and commercializes the Valeda photobiomodulation device, a multi-wavelength treatment for dry age-related macular degeneration, which supplements Alcon's Surgical portfolio. The acquisition of the equity interest was accounted for as a business combination that resulted in goodwill of $38 million after the updated preliminary PPA of the consideration to the fair values of acquired assets and assumed liabilities. Total cash paid at closing, net of cash acquired, was $124 million.
The potential commercial milestones payable for specified revenue targets between 2026 and 2039 could be up to $660 million and the potential development milestones payments for regulatory approval in China or Japan could be up to $30 million. The contingent consideration recognized during the third quarter of 2025 represents its fair value (Level 3) at the acquisition date.
The acquisition date fair value of the previously held financial investment measured at FVOCI by Alcon was $16 million, resulting in a remeasurement fair value gain in Other comprehensive income of $9 million, net of taxes.
During the measurement period, Alcon updated its preliminary valuation of the fair value of acquired assets and assumed liabilities, primarily due to finalization of opening balance sheet testing procedures post-acquisition date. The below table summarizes the updated preliminary PPA for the LumiThera business combination as of December 31, 2025. The PPA remains provisional and is subject to change as additional information is obtained during the respective measurement period up to one year from the acquisition date.

($ millions)	Preliminary PPA	Measurement period adjustments	Updated preliminary PPA
Current marketed products	185	5	190
Deferred tax assets	9	—	9
Inventories	5	(2)	3
Trade receivables	2	—	2
Cash and cash equivalents	1	—	1
Other current assets	1	—	1
Deferred tax liabilities	(42)	(2)	(44)
Trade payables	(2)	—	(2)
Provisions and other current liabilities	(3)	1	(2)
Net identifiable assets acquired	156	2	158
Goodwill	42	(4)	38
Net assets acquired as a result of business combination	198	(2)	196

Cash paid at closing	126	(1)	125
Cash expected to be paid after closing	2	(1)	1
Previously-held FVOCI financial investment	16	—	16
Contingent consideration	54	—	54
Total acquisition date fair value of consideration	198	(2)	196
Goodwill is attributable primarily to the accounting impact of deferred tax liabilities and assembled workforce. The goodwill is not deductible for tax purposes.
Direct acquisition costs of $6 million were recognized in "Other expense" in the 2025 Consolidated Income Statement and were reported in operating cash flows in the 2025 Consolidated Statement of Cash Flows.
Pro forma financial information is not presented for the LumiThera business acquisition as it is not material to the Consolidated Financial Statements. The results of operations since the date of acquisition were not material.
Vision Care - Acquisition of majority interest in Aurion Biotech, Inc.
On March 24, 2025, Alcon closed on agreements with certain existing shareholders of Aurion to acquire approximately 58.7% of outstanding equity for approximately $486 million and outstanding convertible notes from the same shareholders for approximately $36 million, totaling $522 million cash paid at closing. When combined with Alcon's existing 40.3% investment in Aurion, the transaction resulted in 99% ownership of Aurion on an outstanding basis. Aurion's ownership on a fully diluted basis at closing was approximately 85.0% held by Alcon and 15.0% held by non-controlling interests. This transaction supports Alcon's ophthalmic pharmaceutical portfolio expansion, including biopharmaceutical applications, with the potential to advance the first-ever corneal cell therapy candidate. The acquisition of majority interest was accounted for as a business combination that resulted in goodwill of $175 million after the final PPA of the consideration to the fair values of acquired assets and assumed liabilities. Total cash paid at closing, net of cash acquired, was $496 million. The transaction also resulted in non-controlling interests, described below.
The acquisition date fair value of the equity interest previously held by Alcon was $334 million, resulting in a remeasurement fair value gain of $136 million in the first quarter of 2025. The fair value gain has been included in "Other income" in the 2025 Consolidated Income Statement.
During the measurement period, Alcon updated its preliminary valuation of the fair value of acquired assets and assumed liabilities, primarily due to changes in financial projections for certain operations. The below table summarizes the PPA for the Aurion business combination which was finalized in the fourth quarter of 2025.

($ millions)	Preliminary PPA	Measurement period adjustments	Final PPA
Property, plant and equipment	3	—	3
Right-of-use assets	6	—	6
Current marketed products	105	(40)	65
Acquired IPR&D	825	(5)	820
Deferred tax assets	43	(3)	40
Other current assets	6	—	6
Cash and cash equivalents	26	—	26
Non-current lease liabilities	(4)	—	(4)
Non-current financial debts	(1)	—	(1)
Deferred tax liabilities	(212)	10	(202)
Current financial debts	(34)	—	(34)
Current lease liabilities	(2)	—	(2)
Current income tax liabilities	(1)	—	(1)
Trade payables	(3)	—	(3)
Provisions and other current liabilities	(14)	3	(11)
Net identifiable assets acquired	743	(35)	708
Goodwill	140	35	175
Non-controlling interests	(27)	—	(27)
Net assets acquired as a result of business combination	856	—	856

Cash paid at closing	522	—	522
Previously-held investment in associated company	334	—	334
Total acquisition date fair value of consideration	856	—	856

Goodwill is attributable primarily to assembled workforce and biopharmaceutical research and development capabilities. The goodwill is not deductible for tax purposes.
Direct acquisition costs of $2 million were recognized in "Other expense" in the 2025 Consolidated Income Statement and were reported in operating cash flows in the 2025 Consolidated Statement of Cash Flows.
Subsequent to the acquisition, the current and non-current financial debts were repaid in the second quarter of 2025.
Pro forma financial information is not presented for the Aurion business acquisition as it is not material to the Consolidated Financial Statements.
For the period from the date of the Aurion acquisition, March 24, 2025, through December 31, 2025, the acquired business increased Alcon's "Net sales" by $12 million and reduced Alcon's "Net income" by $37 million.
Non-controlling interests
Alcon elected to recognize the non-controlling interests in Aurion at fair value.
Non-controlling interests with a fair value of $27 million were recognized at acquisition date, comprised of common stock and vested options. The fair value of non-controlling interests was estimated using the market and income approaches, which were equally weighted. The income approach valuation utilized net present value techniques which involve significant judgment by management and include assumptions with measurement uncertainty. The estimates include cash flow projections for a five-year period based on management forecasts, sales forecasts beyond the five-year period extrapolated using long-term expected growth rates, discount rates and future tax rates. Actual cash flows and values could vary significantly from forecasted future cash flows and related values derived using net present value techniques. Since the cash flow projections are a significant unobservable input, the fair value of the non-controlling interests was classified as Level 3 in the fair value hierarchy.
On March 26, 2025, the Aurion Board exercised its discretion under the Aurion stock plan and approved an exchange of outstanding vested options of Aurion employees for cash as settlement of their non-controlling interests in Aurion. During the third quarter of 2025, settlement agreements were executed among certain former Aurion executives, Alcon and Aurion. As part of these agreements, certain payments were made to these former executives and, additionally, Alcon acquired additional non-controlling interests in Aurion. During the fourth quarter of 2025, Alcon entered into stock purchase agreements and purchased additional non-controlling interests in Aurion. As a result, Alcon's fully diluted interest in Aurion increased from 85% on the business combination date to 99% as of December 31, 2025.
The below table summarizes movements in the non-controlling interests on a fully diluted basis from the acquisition date to the end of the reporting period.

($ millions unless indicated otherwise)	Non-controlling interests (%)	Non-controlling interests
Initial recognition at acquisition date	15%	27
Changes in non-controlling interests	(14)%	(26)
Non-controlling interests as of December 31, 2025	1%	1
Profits and losses attributable to non-controlling interests are calculated on an outstanding basis.
Surgical - Acquisition of Cylite Pty Ltd.
On January 16, 2025, Alcon executed a stock purchase agreement and acquired approximately 91.2% of outstanding equity from Cylite shareholders, resulting in 100% ownership when combined with Alcon's existing 8.8% investment in Cylite. The Cylite diagnostic device complements Alcon’s existing Surgical portfolio for cataracts. The acquisition of the remaining equity interest was accounted for as a business combination that resulted in goodwill of $90 million after the final PPA of the consideration to the fair values of acquired assets and assumed liabilities. Total cash paid at closing, net of cash acquired, was $72 million.
The development milestone contingent consideration is related to a potential payment of up to $10 million upon achievement of the first commercial sale of a defined product within the United States. The contingent consideration recognized during the first quarter of 2025 represents its fair value (Level 3) at the acquisition date.
The acquisition date fair value of the equity interest previously held by Alcon was $14 million, resulting in a remeasurement fair value gain of $6 million in the first quarter of 2025. The fair value gain has been included in "Other income" in the 2025 Consolidated Income Statement.
The below table summarizes the PPA for the Cylite business combination which was finalized in the fourth quarter of 2025 without identifying any measurement period adjustment.

($ millions)	Final PPA
Property, plant and equipment	1
Right-of-use assets	1
Current marketed products	4
Acquired IPR&D	33
Inventories	1
Cash and cash equivalents	6
Other assets	1
Deferred tax liabilities	(11)
Lease liabilities	(1)
Trade payables	(1)
Provisions and other current liabilities	(1)
Net identifiable assets acquired	33
Goodwill	90
Net assets acquired as a result of business combination	123

Cash paid at closing	78
Cash expected to be paid after closing	2
Previously-held FVOCI financial investment	11
Previously-held commercialization rights in intangible assets	9
Contingent consideration	9
Previously-held investment in associated company	14
Total acquisition date fair value of consideration	123
Goodwill is attributable primarily to buyer-specific synergies, including benefits to intraocular lens sales, development collaboration arrangement and associated development timeline reduction and assembled workforce. The goodwill is not deductible for tax purposes.
Direct acquisition costs of $1 million were recognized in "Other expense" in the 2025 Consolidated Income Statement and were reported in operating cash flows in the 2025 Consolidated Statement of Cash Flows.
Pro forma financial information is not presented for the Cylite business acquisition as it is not material to the Consolidated Financial Statements.
For the period from the date of the Cylite acquisition, January 16, 2025, through December 31, 2025, the acquired business reduced Alcon's "Net income" by $15 million.
Surgical - Acquisition of BELKIN Vision Ltd.
On July 1, 2024, Alcon acquired 100% of the outstanding shares and equity of BELKIN as provided under the BELKIN Agreement. This transaction complements Alcon’s existing Surgical portfolio in the treatment of glaucoma. The acquisition was accounted for as a business combination that resulted in goodwill of $20 million after the PPA of the consideration to the fair values of acquired assets and assumed liabilities. The acquisition date fair value of the previously-held financial investments measured at FVOCI by Alcon was $20 million. Total cash paid at closing for the net identifiable assets recognized, net of cash acquired, was $61 million.
Under the BELKIN Agreement, there are additional amounts, up to $385 million, to be potentially paid upon achievement of certain commercial milestones if annual sales exceed defined targets within defined periods after closing. The contingent consideration recognized during the third quarter of 2024 totaled $6 million, which represents its fair value (Level 3) at the acquisition date.
The below table summarizes the PPA for the BELKIN business combination which was finalized in the third quarter of 2024.

($ millions)	Final PPA
Property, plant and equipment	1
Currently marketed products	75
Deferred tax assets	6
Inventories	3
Cash and cash equivalents	3
Other current assets	2
Deferred tax liabilities	(17)
Provisions and other current liabilities	(1)
Net identifiable assets acquired	72
Goodwill	20
Net assets acquired as a result of business combination	92

Cash paid at closing	64
Cash expected to be paid after closing	2
Previously-held FVOCI financial investments	20
Contingent consideration	6
Total acquisition date fair value of consideration	92
The goodwill is primarily attributable to buyer-specific synergies and assembled workforce. The goodwill is not deductible for tax purposes.
Direct acquisition costs of $1 million were recognized in "Other expense" in the 2024 Consolidated Income Statement and were reported in operating cash flows in the 2024 Consolidated Statement of Cash Flows.
Pro forma financial information is not presented for the BELKIN business acquisition as it is not material to the Consolidated Financial Statements.
For the period from the date of the BELKIN acquisition, July 1, 2024, through December 31, 2024, the acquired business increased Alcon's 2024 "Net sales" by $1 million and reduced Alcon's 2024 "Net income" by $4 million.
Proposed acquisition of LENSAR, Inc.
On March 23, 2025, Alcon entered into a definitive agreement to acquire all outstanding shares of LENSAR, Inc. ("LENSAR"), a global medical technology company focused on advanced laser solutions for the treatment of cataracts, with a total consideration of up to approximately $430 million. The planned acquisition will complement Alcon’s existing Surgical portfolio in the treatment of cataracts. The transaction is subject to customary closing conditions, including regulatory approval and is expected to close in the first half of 2026.
21.2 Acquisitions of assets
During 2025 and 2024, there were no acquisitions of assets recognized under IFRS 3, Business Combinations.
Acquisitions of assets in 2023 amounted to $2 million.
21.3 Divestment of product rights and out-licensing in China
On October 17, 2024, Alcon closed on a set of definitive agreements to divest its rights in China in favor of Ocumension to Bion Tears and Tears Naturale (reported in Vision Care segment) and procedural eye drops (reported in Surgical segment). Under the terms of the agreements, Ocumension licensed the exclusive commercialization rights to Systane Ultra in China and development and commercialization rights to AR-15512 in China. In exchange, Alcon received up-front consideration of $116 million in the form of approximately 16.7% of the ordinary shares of Ocumension, which Alcon is holding as a strategic investment and was designated at the closing date as Financial assets valued at FVOCI (Level 1). Related transaction costs of $2 million were also capitalized. Alcon will also receive royalties and defined AR-15512 sales milestones. There are additional amounts, up to $50 million, to be potentially received upon achievement of certain commercial milestones.
With the exception of Systane Ultra, the transaction was accounted for during the fourth quarter of 2024 as a divestment of product rights resulting in a net gain of approximately $57 million recognized in "Other income" in the 2024 Consolidated Income Statement. The net carrying value of the divested rights in China was approximately $2 million.
For Systane Ultra, the transaction will be accounted for as a supply agreement over the 15-year licensing term. The current and non-current portions of the up-front consideration allocated to the supply agreement, which amounted to $2 million and $54 million, respectively, were recorded as deferred income on the 2024 Consolidated Balance Sheet and will be recognized as "Other revenues" over the licensing term. Royalty revenues will be recognized in "Other revenues" in the Consolidated Income Statement as they are earned.